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                                                                    EXHIBIT 23.1
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                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Roper Industries, Inc.

     We consent to the use of our report incorporated herein by reference.


                                                      /s/ KPMG LLP
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                                                      KPMG LLP

April 26, 2000
Atlanta, Georgia